UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—114.4%
Massachusetts—79.3%
$500,000	Auburn, MA GO1	5.125%		06/01/2020	$519,380
500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250		07/01/2027	533,145
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)	6.500		09/01/2035	102,805
40,000	Boston, MA Revenue (Deutsches Altenheim)	5.050		10/01/2019	40,026
40,000	Boston, MA Revenue (Deutsches Altenheim)	5.125		10/01/2031	40,026
25,000	Boston, MA Revenue (Deutsches Altenheim)	6.125		10/01/2031	25,270
50,000	Bourne, MA GO1	5.100		05/15/2016	50,194
25,000	Dudley, MA GO1	5.500		05/01/2017	25,105
20,000	Dudley, MA GO1	5.600		05/01/2020	20,049
5,000	Fall River, MA GO1	5.250		02/01/2019	5,069
95,000	Hanson, MA GO1	4.500		04/15/2022	96,088
355,000	MA Bay Transportation Authority[1]	6.200		03/01/2016	380,539
1,000,000	MA Devel. Finance Agency (Boston Architectural College)	5.000		01/01/2027	923,130
1,000,000	MA Devel. Finance Agency (Boston Architectural College)	5.000		01/01/2037	862,460
5,000	MA Devel. Finance Agency (Boston Biomedical Research)	5.650		02/01/2019	4,943
160,000	MA Devel. Finance Agency (Boston Biomedical Research)	5.750		02/01/2029	149,213
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000		10/01/2040	260,290
290,000	MA Devel. Finance Agency (Curry College)[1]	5.000		03/01/2035	286,952
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000		03/01/2036	1,123,853
190,000	MA Devel. Finance Agency (Curry College)[1]	5.375		03/01/2019	190,374
275,000	MA Devel. Finance Agency (Curry College)[1]	5.500		03/01/2029	275,149
500,000	MA Devel. Finance Agency (Dominion Energy Brayton Point)[1]	5.750		12/01/2042	585,695
275,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2019	275,710
1,140,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	1,142,702
435,000	MA Devel. Finance Agency (Emerson College)[1]	5.000		01/01/2040	433,730
800,000	MA Devel. Finance Agency (Emerson College)[1]	5.500		01/01/2030	829,176
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000		01/01/2024	19,831
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500		01/01/2035	238,635
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)[1]	7.000		07/01/2042	560,360
1,500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.500		06/01/2029	688,935
500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)[4]	7.875		06/01/2044	229,645
30,000	MA Devel. Finance Agency (Hampshire College)[1]	5.625		10/01/2024	30,535
1,000,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2031	1,049,520
374,433	MA Devel. Finance Agency (Linden Ponds)	(0.179)	[2]	11/15/2056	2,355
75,280	MA Devel. Finance Agency (Linden Ponds)	5.500		11/15/2046	55,948
1,418,083	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2046	1,181,788

1	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$1,335,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750%	07/01/2023	$1,335,801
165,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevel. Corp.)[1]	5.125	08/01/2028	165,031
1,935,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevl. Corp.)[1]	5.125	02/01/2034	1,848,428
500,000	MA Devel. Finance Agency (Mount Holyoke College)[1]	5.000	07/01/2041	521,780
650,000	MA Devel. Finance Agency (Northeastern University)[1]	5.000	10/01/2029	702,455
750,000	MA Devel. Finance Agency (Olin College)[1]	5.000	11/01/2038	778,808
400,000	MA Devel. Finance Agency (Orchard Cove)	5.250	10/01/2037	362,588
585,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)	5.125	06/01/2031	542,552
3,750,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2041	3,880,013
100,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	100,422
550,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	489,478
20,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.100	09/01/2018	20,076
20,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.500	09/01/2027	19,999
500,000	MA Devel. Finance Agency (Southcoast Health System)[1]	5.000	07/01/2027	542,410
205,000	MA Devel. Finance Agency (Symmes Life Care)[1]	5.000	03/01/2035	205,047
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[1]	7.250	01/01/2032	1,170,450
405,000	MA Devel. Finance Agency (VOA Ayer)	6.200	02/20/2046	433,338
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200	11/01/2041	862,690
515,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	517,487
10,000	MA Devel. Finance Agency (Williston Northampton School)[1]	5.000	10/01/2037	9,916
1,500,000	MA Devel. Finance Agency (Worcester Polytechnic Institute)[1]	5.000	09/01/2050	1,544,400
1,000,000	MA Devel. Finance Agency Res Rec (Covanta Energy)[1]	5.250	11/01/2042	920,300
220,000	MA Educational Financing Authority, Series A1	4.600	01/01/2022	223,769
4,085,000	MA Educational Financing Authority, Series H3	6.350	01/01/2030	4,343,236
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	524,055
100,000	MA H&EFA (Berkshire Community College Foundation)	5.000	10/01/2013	100,052
160,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	160,125
60,000	MA H&EFA (Boston College)[1]	5.000	06/01/2023	60,224
20,000	MA H&EFA (Boston College)[1]	5.125	06/01/2024	20,074
1,000,000	MA H&EFA (Boston Medical Center)[1]	5.250	07/01/2038	1,018,700
1,100,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	1,236,147
500,000	MA H&EFA (Children’s Hospital)[1]	5.250	12/01/2039	517,885

2	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$500,000	MA H&EFA (Covenant Health System/Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000%	07/01/2031	$505,845
300,000	MA H&EFA (East Concord Medical Foundation)	6.450	03/01/2020	300,318
125,000	MA H&EFA (Emerson Hospital)	5.000	08/15/2035	110,416
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,289,887
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	23,293
25,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	25,032
250,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000	07/01/2014	250,880
325,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000	07/01/2018	325,757
85,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	84,006
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	150,213
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	50,069
750,000	MA H&EFA (Lowell General Hospital)[1]	5.125	07/01/2035	757,470
5,000	MA H&EFA (MWRH Corp./Tri-County Medical Associates/Milford-Whitinsville Regional Hospital Obligated Group)	5.750	07/15/2013	5,008
500,000	MA H&EFA (Northeastern University)[1]	5.000	10/01/2032	531,575
5,000	MA H&EFA (Simmons College)[1]	5.000	10/01/2019	5,009
120,000	MA H&EFA (Simmons College)[1]	5.125	10/01/2028	120,080
150,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2029	168,756
1,040,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2039	1,165,632
295,000	MA H&EFA (South Shore Hospital)[1]	6.500	07/01/2022	322,792
50,000	MA H&EFA (Springfield College)[1]	5.125	10/15/2023	51,201
25,000	MA H&EFA (Springfield College)[1]	5.250	10/15/2033	25,610
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	514,685
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	536,645
25,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2018	25,046
515,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	515,021
810,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	799,308
2,150,000	MA HFA (Rental Hsg.)[1]	5.050	07/01/2018	2,181,003
105,000	MA HFA (Single Family Hsg.)[1]	4.875	12/01/2038	106,100
40,000	MA HFA (Single Family Hsg.)[1]	5.000	12/01/2037	40,590
25,000	MA HFA, Series A1	5.000	12/01/2028	25,405
95,000	MA HFA, Series A1	5.100	12/01/2027	95,634
500,000	MA HFA, Series A1	5.100	12/01/2030	522,590
75,000	MA HFA, Series A1	5.200	12/01/2033	78,136
35,000	MA HFA, Series A1	5.200	12/01/2037	35,671
30,000	MA HFA, Series A1	5.250	07/01/2025	30,033
1,085,000	MA HFA, Series A1	5.300	06/01/2049	1,109,120
750,000	MA HFA, Series B1	5.250	12/01/2030	779,993
295,000	MA HFA, Series B1	5.500	06/01/2041	309,511

3	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$500,000	MA HFA, Series C1	5.000%	12/01/2030	$520,755
20,000	MA HFA, Series C1	5.125	12/01/2039	20,738
480,000	MA HFA, Series C1	5.300	12/01/2037	492,456
50,000	MA HFA, Series E1	5.200	12/01/2034	50,269
245,000	MA HFA, Series F1	5.700	06/01/2040	257,201
10,000	MA HFA, Series P1	5.000	12/01/2023	10,008
30,000	MA HFA, Series P1	5.100	12/01/2033	30,012
15,000	MA HFA, Series P1	5.200	12/01/2045	15,003
1,600,000	MA HFA, Series Q1	5.050	12/01/2023	1,624,704
15,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625	07/01/2016	15,044
190,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	184,026
135,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)	6.500	08/01/2037	135,194
590,000	MA Industrial Finance Agency (Shed)	7.250	09/01/2017	567,716
250,000	MA Port Authority (Bosfuel Corp.)[1]	5.000	07/01/2038	254,583
120,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2021	116,708
2,130,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	2,025,311
30,000	MA Port Authority (Delta Air Lines)	5.200	01/01/2020	29,876
495,000	MA Port Authority (US Airways)[1]	5.750	09/01/2016	495,970
1,690,000	MA Port Authority (US Airways)[1]	5.875	09/01/2023	1,690,946
745,000	MA Port Authority (US Airways)[1]	6.000	09/01/2021	767,186
675,000	MA Port Authority Facilities[1]	5.000	07/01/2037	693,225
500,000	MA Port Authority Facilities[1]	5.125	07/01/2041	520,815
20,000	MA Water Pollution Abatement Trust[1]	4.750	02/01/2017	20,070
40,000	MA Water Pollution Abatement Trust[1]	4.750	02/01/2026	40,113
10,000	MA Water Pollution Abatement Trust[1]	5.100	08/01/2013	10,040
40,000	MA Water Pollution Abatement Trust[1]	5.125	08/01/2013	40,160
25,000	MA Water Pollution Abatement Trust[1]	5.125	02/01/2031	25,072
10,000	MA Water Pollution Abatement Trust[1]	5.250	08/01/2014	10,041
200,000	MA Water Pollution Abatement Trust[1]	5.250	08/01/2033	200,640
10,000	MA Water Pollution Abatement Trust[1]	5.500	08/01/2030	10,032
85,000	Marion, MA GO1	4.100	07/15/2022	85,000
85,000	Marion, MA GO1	4.125	07/15/2023	85,000
125,000	Martha’s Vineyard, MA Land Bank[1]	5.000	05/01/2032	126,370
25,000	Martha’s Vineyard, MA Regional High School District No. 100[1]	5.000	12/15/2014	25,096
20,000	Milford, MA GO	5.000	01/15/2015	20,153
500,000	Monson, MA GO1	5.000	11/01/2016	512,620
25,000	Natick, MA GO1	5.000	04/15/2020	25,056
5,000	Tauton, MA GO1	5.000	03/01/2019	5,017
25,000	Wareham, MA Fire District[1]	5.100	07/15/2013	25,055
75,000	Wareham, MA Fire District[1]	5.150	07/15/2014	75,293
185,000	Wareham, MA Fire District[1]	5.250	07/15/2016	185,727
195,000	Wareham, MA Fire District	5.300	07/15/2018	195,357

4	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$195,000	Wareham, MA Fire District[1]	5.300%	07/15/2019	$195,341
100,000	Wenham, MA GO1	5.000	06/01/2020	100,259
15,000	Worcester, MA GO1	5.500	08/15/2016	15,062
150,000	Worcester, MA GO	5.700	08/01/2013	150,545
				65,090,566
U.S. Possessions—35.1%
400,000	Guam GO1	6.750	11/15/2029	427,012
600,000	Guam GO1	7.000	11/15/2039	645,162
1,400,000	Guam Government Business Privilege[1]	5.250	01/01/2036	1,470,504
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	254,178
125,000	Guam Power Authority, Series A1	5.000	10/01/2023	138,773
125,000	Guam Power Authority, Series A1	5.000	10/01/2030	130,741
125,000	Guam Power Authority, Series A1	5.000	10/01/2034	127,686
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625	06/01/2047	812,860
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324[2]	06/01/2057	19,040
1,155,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	1,144,894
1,010,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	1,001,163
2,775,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	2,750,719
36,430,000	Puerto Rico Children’s Trust Fund (TASC)	6.725[2]	05/15/2050	2,665,947
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625[2]	05/15/2057	568,405
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101[2]	05/15/2055	378,600
750,000	Puerto Rico Commonwealth GO1	5.500	07/01/2039	687,128
500,000	Puerto Rico Commonwealth GO1	5.750	07/01/2028	491,620
1,500,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	1,486,350
750,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	766,028
250,000	Puerto Rico Highway & Transportation Authority[1]	5.300	07/01/2035	224,555
530,000	Puerto Rico IMEPCF (American Airlines)[4]	6.450	12/01/2025	561,800
75,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	76,378
705,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250	10/01/2024	715,681
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,767,619
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	94,288
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	90,952
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	90,591
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2042	89,756
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500	07/01/2030	1,040,730
1,665,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	1,738,277
500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	518,880
500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	516,955
560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	572,650
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160[2]	08/01/2034	274,250
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	1,071,380
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[5]	08/01/2032	973,940

5	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750%	08/01/2057	$516,995

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	520,100

500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2029	523,180

315,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	310,851

500,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	484,985

				28,741,603

Total Investments, at Value (Cost $96,121,631)-114.4%				93,832,169

Liabilities in Excess of Other Assets-(14.4)				(11,776,899)

Net Assets-100.0%				$82,055,270

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of Fund’s reporting period. See accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
Res Rec	Resource Recovery Facility
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
UMass	University of Massachusetts
V.I.	United States Virgin Islands
VC	VinFen Corp.
VCS	VinFen Clinical Services
VOA	Volunteers of America

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

6	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-

7	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 28, 2013, the Fund’s maximum exposure under such agreements is estimated at $3,375,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 28, 2013, municipal bond holdings with a value of $4,343,236 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $3,375,000 in short-term floating rate securities issued and outstanding at that date.

At June 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate [2]	Maturity Date	Value
$815,000	MA Educational Financing Authority ROLs[3]	29.257%	1/1/30	$968,236

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For

8	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $3,375,000 as of June 28, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$1,019,340
Market Value	$791,445
Market Value as a % of Net Assets	0.96%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

9	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

10	Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$65,090,566	$—	$65,090,566
U.S. Possessions	—	28,741,603	—	28,741,603

Total Assets	$—	$93,832,169	$—	$93,832,169

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$92,904,837 [1]

Gross unrealized appreciation	$2,877,566
Gross unrealized depreciation	(5,167,053)

Net unrealized depreciation	$(2,289,487)

1. The Federal tax cost of securities does not include cost of $3,216,819, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

11	Oppenheimer Rochester Massachusetts Municipal Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013